                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.__)


[X]  Filed by the Registrant
[_]  Filed by a Party other than the Registrant

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  soliciting Material Pursuant to 167;240.14a-12

                          Profile Technologies, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box);
[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5)   Total fee paid:

--------------------------------------------------------------------------------


[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

--------------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3)   Filing Party:

--------------------------------------------------------------------------------

     4)   Date Filed:

-------------------------------------------------------------------------------

                          Profile Technologies, Inc.
                              One Blue Hill Plaza
                                 P.O. Box 1574
                          Pearl River, New York 10965
                     ____________________________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD NOVEMBER 13, 2001
                     ____________________________________

     The Annual Meeting of Shareholders of Profile Technologies, Inc. (the "Company") will be held at 9:00 a.m, local time, on Tuesday, November 13, 2001 at the Hilton Tarrytown, 455 South Broadway, Tarrytown, New York 10591 for the following purposes:

     1. To elect a Board of Directors consisting of six persons to serve a term of one year (until the next annual Shareholder's Meeting) or until their respective successors are elected and have been qualified.

     2. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

     The Board of Directors has fixed October 9, 2001 as the record for determining the shareholders of the Company entitled to notice of and to vote at the meeting and any adjournment of the meeting. The transfer books of the Company will not be closed, but only shareholders of the Company of record on such date will be entitled to notice of and to vote at the meeting or adjournment.

     Shareholders are cordially invited to attend the meeting in person.
Whether or not you plan to attend the meeting in person, please sign and date the accompanying proxy and return it promptly in the enclosed envelope. No additional postage is required if the envelope is mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the meeting and will assure that your shares are voted if you are unable to attend.


                                By Order of the Board of Directors

                                Henry E. Gemino
                                Chief Executive Officer

October 12, 2001

                          PROFILE TECHNOLOGIES, INC.
                              One Blue Hill Plaza
                                 P.O. Box 1574
                         Pearl River, New York  10965
 _____________________________________________________________________________

              PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                        To be held on November 13, 2001
  ____________________________________________________________________________

                                 INTRODUCTION

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Profile Technologies, Inc., a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Shareholders to be held at the Hilton Tarrytown, 455 South Broadway, Tarrytown, New York 10591 at 9:00 a.m. local time on November 13, 2001 and at any and all adjournments of the meeting. The enclosed materials will be mailed to Shareholders on or about October 15, 2001.

     The matters listed below will be considered and voted upon at the meeting:

     1. To elect a Board of Directors consisting of six persons to serve a term of one year (until the next annual Shareholder's Meeting) or until their respective successors are elected and have been qualified;

     2. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

     Shares of common stock as to which Proxies have been executed will be voted as specified in the Proxies. If no specifications are made, the shares will be voted "For" Management's nominees for Director and will be voted at the discretion of the proxy with respect to other matters which may properly come before the meeting pursuant to item 2 above. A Proxy may be revoked at any time before it is voted by filing with the Secretary of the Company either a written revocation or a duly executed Proxy bearing a later date. Additionally, attendance at the meeting and voting shares in person will revoke any prior proxy relating to such shares.

     The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock of the Company is necessary to constitute a quorum at the meeting. Votes cast by proxy or in person at the Annual Meeting will be counted by a person appointed by the Company to act as the election inspector for the meeting. The election inspector will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

     All of the officers and directors and their affiliates (who own in the aggregate approximately 663,900 of the shares outstanding) have informed the Company that they intend to vote in favor of management's nominees for director as set forth herein.

                               VOTING SECURITIES

     The total number of outstanding shares of the Company's $.001 par value Common Stock entitled to vote at the meeting, based upon the shares of record at the close of business on October 9, 2001 (the "Record Date") is 4,261,092. As of the Record Date, the only outstanding voting securities of the Company were shares of Common Stock, each of which is entitled to one vote on each matter to come before the meeting.

                                  PROPOSAL 1
                                  ----------

                             ELECTION OF DIRECTORS

     The current Board of Directors of the Company consists of Henry E. Gemino,
G. L. Scott, John Tsungfen Kuo, Murphy Evans, William A. Krivsky and Charles Christenson. All of these persons have agreed to be renominated to stand for election to the position of director at the annual shareholders meeting. If one or more of the nominees is unable to serve or for good cause will not serve at the time of the meeting, the shares represented by the proxies solicited by the Board of Directors will be voted for the other nominees and for any substitute nominee(s) designated by the Board of Directors. A quorum being present, a favorable vote of a majority of shares present and voting, either in person or by proxy, is required for the election of any Director. Under applicable Delaware law, in tabulating the vote, abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the vote.

     Nominees for the Election to the Board of Directors:

                                                                               DIRECTOR
NAME AND AGE                            PRINCIPAL OCCUPATION                     SINCE
------------                            --------------------                     -----

G. L. Scott (75)                Chairman of the Board                            1988

Henry E. Gemino (50)            Chief Executive Officer,                         1988
                                Chief Financial Officer,
                                Profile Technologies, Inc.

Murphy Evans (69)               President, Profile Technologies, Inc.            1995

John Tsungfen Kuo (79)          Professor Emeritus                               1995
                                Columbia University
                                Vice-Chairman and Chief Technology
                                Officer
                                Profile Technologies, Inc.

Charles Christenson (71)        Professor Emeritus                               1998
                                Harvard Graduate School of
                                Business Administration

William A. Krivsky (74)         Partner in Kellogg, Krivsky & Buttler            2000

     Set forth below is information regarding the directors:

     G. L. Scott.  Mr. Scott, since 1988, has been Chairman of the Board of
     -----------
Profile Technologies, Inc. and served as the Company's Chief Executive Officer until October 2000. From 1984 to the present, he has been Ranch Manager of the GX2 Ranch in Rogue River, Oregon. From 1978 to 1984 Mr. Scott was Chief Executive Officer and later Chairman of the Board of NORPAC Exploration Services, Inc. of Denver, Colorado. While involved with NORPAC, he facilitated the merger of several oil service companies into a conglomerate that included oil exploration, drilling, data sales and brokerage, tape reproduction and data storage. NORPAC went public in 1981 and was acquired by a subsidiary of Texas Eastern Pipeline Co., in 1984.

     Henry E. Gemino. From 1988, Mr. Gemino has been co-founder and Chief
     ---------------
Financial Officer of Profile Technologies, Inc. From 1988 through October 2000 he was Executive Vice President and Chief Operating Officer of the Company. In October 2000 he became Chief Executive Officer.

     Murphy Evans.  Mr. Evans is President and a director of the Company and is
     ------------
also President of L & S Holding Co., a family owned holding company that is engaged in several different businesses. Mr. Evans received an AB degree in history from Princeton University in 1954 and an MBA degree from the Harvard Graduate School of Business Administration in 1958.

     John Tsungfen Kuo, Ph.D., Sc.D.  Dr. Kuo has been a director of and
     -------------------------------
consultant to the Company since 1995. Dr. Kuo is currently the Ewing and Worzel professor emeritus at Columbia University and is an expert in acoustic, elastic, hydrodynamics, and electromagnetic wave propagation. Born in China, Dr. Kuo immigrated to the United States in 1949 and became a naturalized United States citizen in 1967. He received a BS degree in Geology, Physics and Mathematics from the University of Redlands in 1952 and an honorary Sc.D from the same school in 1978. He received an MS degree in Geophysics from the California Institute of Technology in 1954 and a Ph.D. in Geophysics from Stanford University in 1958. Among his teaching positions, he was professor from 1967-1983, Vinton professor from 1983-1985 and Ewing and Worzel professor from 1984-1992, all at Columbia University. He has been involved in numerous research projects involving various aspects of Geophysics for almost 40 years. He was the recipient of the Alexander Vin Humboldt award for Distinguished U.S. senior scientists from the Federal Republic of Germany in 1986. He was a distinguished senior scholar at the University of Cambridge, England from 1970-1971; visiting professor at the University of Texas in Austin from 1978-1979 as well as a visiting professor in 1978; adjunct professor 1992 at Cornell University; and visiting professor at the Technical University of Clausthal in the Federal Republic of Germany in 1986-1987. He was also director of the Lamont-Doherty Earth Observatory's underground Geophysical observatory in Ogdensburg, New Jersey from 1967-1977. He is also associate life editor of Geophysics review (a publication of the American Geophysics Union) and a member of numerous other professional and scientific organizations.

     Charles Christenson.  Professor Christenson has been a director of the
     -------------------
Company since 1998. He is the Royal Little Professor of Business Administration, Emeritus, at the Graduate School of Business Administration at Harvard University and served as faculty chairman of both the MBA and the Doctoral Programs. He received his B.Sc. degree in Industrial and Labor Relations from Cornell University in 1952, his MBA degree with high distinction from Harvard University in 1954 and his DBA degree in Managerial Economics from Harvard University in 1961. While on leave of absence from the Harvard University faculty, he also served as Deputy to the Assistant Secretary of the Air Force (Financial Management) during the Kennedy Administration. he is a member of the American Association for the Advancement of Science, the American Accounting Association and the American Economics Association. Professor Christenson has also authored or co-authored a number of books and articles on quantitative methods, management control and philosophy of science.

     William A. Krivsky.  Mr. Krivsky holds a Doctorate of Science from MIT and
     ------------------
was previously President of Velcro Industries N.V., Executive Vice President of Bird Corporation, President of Compo Industries and Group Vice President of Certaineed Corporation (now part of Paris-based St. Gobain Industries). He is currently President in Kellogg, Krivsky & Buttler Inc., a mergers and acquisition consulting firm, President of Keyson Enterprises Inc., and President of the Keyson Co. Inc. He is also director of Cognex Corporation and Hitchiner Manufacturing Co.

                       BOARD OF DIRECTORS AND COMMITTEES

     The Company has an Audit Committee and a Compensation Committee. The Company does not have a Nominating Committee.

     The Audit Committee is composed of William Krivsky and Charles Christenson. The principal functions of the Audit Committee are to monitor the Company's financial reporting process and internal control system, to review and appraise the audit efforts of the Company's independent accountants and the internal audit function, and to provide an open avenue of communication among the independent accountants, financial and senior management, the internal audit function, and the Board of Directors. The committee held one meeting during the year ended June 30, 2001. The committee also reviewed the Company's quarterly financial reports before their publication but did not find any issues in them that required formal meetings.

     The Compensation Committee is composed of Murphy Evans, William Krivsky and
G. L. Scott. The principle functions of the Compensation Committee are to establish overall compensation policies for the Company and to review the recommendations submitted to it by the Company's management. The committee held two meetings during the year ended June 30, 2001.

     During the year ended June 30, 2001, the Company's Board of Directors held 7 meetings. All directors attended at least seventy-five percent of all of the meetings including regularly scheduled and special meetings, and the meetings of all committees of the Board on which they served that were held in the past fiscal year during periods in which they were directors or served on such committees.

     There are no family relationships among the directors. There are no arrangements or understandings between any directors and any other person pursuant to which that director was elected.

     The Company has no compensation, pension, profit sharing or similar plans in effect. It provides a medical reimbursement plan and medical insurance coverage to officers and may provide other benefits to officers and employees in the future. It also pays a director's fee to non-employee directors of $1,000 per month and, to the Chairman of the Board of Directors, $1,000 per month in cash and $1,000 per month in stock. The Company also reimburses actual expenses incurred in attending Board meetings.

                            AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors is composed of two directors and operates under a written charter (Exhibit A), adopted by the Board of Directors, in accordance with applicable rules of the Securities and Exchange Commission and the National Association of Securities Dealers (NASD). Each of the members of the Audit Committee is independent, as defined by the NASD.

     The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and issuing a report thereon. One of the Audit Committee's primary responsibilities is to monitor and oversee this process. The Audit Committee also recommends to the Board of Directors the selection of the Company's independent auditors.

     In this context, the Audit Committee has reviewed and discussed the Company's financial statements with management. The Audit Committee also discussed with the independent auditors matters required of auditors to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company's independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors their independence.

     Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001 for filing with the Securities and Exchange Commission.

                                         Audit Committee

                                         William Krivsky
                                         Charles Christenson

                             SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of the record date by
(i) all persons who own of record or are known to the Company to beneficially own more than 5% of the issued and outstanding shares of common stock, and (ii) by each director, each director nominee, each of the executive officers named in the tables under "Executive Compensation" and by all executive officers and directors as a group:



                                                           Amount and Nature of        Percent of Class Based
                         Positions and Offices           Beneficial Common Stock           on Beneficial
   Name and Address              Held                         Ownership/(1)/               Ownership/(1)/
----------------------           ----                         -------------                --------------
Henry Gemino            Chief Executive                          598,100/(2)/                   13.2%
5 Strickland Place      Officer, Chief
Manhasset, L.I., NY     Financial Officer,
11030                   Director


G.L. Scott              Chairman of the                          167,800/(3)/                    3.9%
P.O. Box 986            Board of Directors
Rogue River, OR 97537

Murphy Evans            President,                               260,000/(4)/                    6.0%
204 Railroad Street     Director
P.O. Box 688
Laurinburg, NC 28532

John Tsungfen Kuo       Director,                                340,000/(5)/                    7.4%
11 Hoffman Lane         Vice-Chairman,
Blauvelt, NY 10913      Chief Technology
                        Officer

Charles Christenson     Director                                  14,000/(6)/                      *
1 Chauncy Lane
Cambridge, MA 02238

William A. Krivsky      Director                                  15,000/(7)/                      *
117 Perimeter Road
Nashua, NH  06063

Philip L. Jones         Chief Operating                           39,000/(8)/                      *
203 Beaver Road         Officer
Seuvickley, PA 15143

Gale D. Burnett         Shareholder                              691,000                        16.2%
9191 Northwood Rd.
Lynden, WA 98264

Frank Goodhart, Jr.     Shareholder                              250,000                         5.9%
1069 Old Forge
Crossing
Lancaster, PA 17601

All Directors and                                              1,433,900/(9)/                   28.5%
Officers as a Group
(7 persons)

* less than one
 percent

____________________

/(1)/ Calculated pursuant to rule 13d-3(d) of the Securities Exchange Act of 1934. Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

/(2)/  Includes warrants to purchase 270,000 of Common Stock.

/(3)/ Includes 19,800 shares issued in the name of Mr. Scott's wife. Also includes warrants to purchase 45,000 shares of Common Stock issued to Mr. Scott

/(4)/ Includes 30,000 shares held by the wife of Mr. Evans. Also includes 45,000 shares held in the name of Falco Enterprises, Inc., controlled by Mr. Evans. Also includes 15,500 held by L&S Holding Co., controlled by Mr. Evans. Also includes 5,000 shares held in a trust to which Mr. Evans is trustee with sole voting and investment power over the shares. Also includes warrants to purchase 65,000 shares of Common Stock.

/(5)/  Includes 330,000 warrants to purchase Common Stock.

/(6)/  Includes options to purchase 10,000 shares of Common Stock.

/(7)/  Consists entirely of options to purchase Common Stock.

/(8)/  Includes 35,000 options to purchase Common Stock.

/(9)/ Assumes exercise of all warrants and options owned by all officers and directors.


                       EXECUTIVE OFFICERS OF THE COMPANY

     Certain information regarding the executive officers of the Company follows:

    Name                                Age      Position Held With Company
    ----                                ---      --------------------------
Henry Gemino                            50        Chief Executive Officer,
                                                  Chief Financial Officer

Murphy Evans                            69                President

John Tsungfen Kuo                       79        Chief Technology Officer

Philip L. Jones                         59      Executive Vice President and
                                                   Chief Operating Officer

     Philip L. Jones joined the Company on September 7, 2001 and is the Company's Executive Vice President and Chief Operating Officer. Prior to that, Mr. Jones served in various capacities with Consolidated Natural Gas Company, a large integrated energy company, for more than 30 years, including six years as Vice President for Marketing with CNG's exploration and production subsidiary, CNG Producing Company. He received his law degree from West Virginia College of Law in 1967 and his B.A. from Princeton University in 1964. Mr. Jones was a Captain in the U.S. Army, 142/nd/ JAG Detachment.

     There are no family relationships among the executive officers. There are no arrangements or understandings between any officers and any other person pursuant to which that officer was selected.

                            EXECUTIVE COMPENSATION

Employment Contracts.
--------------------

     None of the executive officers are employed pursuant to employment contracts. However, the Company has entered into confidentiality agreements with each executive officer concerning the confidentiality of information in connection with the Company's technology.

Cash Compensation.
-----------------

     The following table shows all cash compensation paid or to be paid by the Company as well as other compensation paid or accrued during the fiscal years indicated to the chief executive officer and the highest paid executive officers of the Company as of the end of the Company's last fiscal year whose salary and bonus for such period in all capacities in which the executive officer served exceeded $100,000.

                          Summary Compensation Table

                     Annual Compensation                                           Long Term Compensation
                     -------------------                                           ----------------------
                                                                                           Awards
                                                                                           ------

      (a)          (b)      (c)       (d)            (e)              (f)           (g)         (h)              (i)


   Name and                                     Other Annual      Restricted     Options/      LTIP          All Other
   Principal                                       Compen-          Stock          SARs      Payouts          Compen-
   position      Year   Salary($)  Bonus($)       sation($)       Award(s) $       (#)         ($)           sation($)
   --------      ---    --------   -------      ------------      ----------     --------    -------         ---------
Henry Gemino      2001   $120,000      0            0                  0             0           0                0
Chief Executive   2000   $120,000      0            0                  0             0           0                0
 Officer and      1999   $120,000      0            0                  0             0           0                0
 Chief
 Financial
 Officer (1)


G.L. Scott        2001   $ 24,000      0            0                  0             0           0                0
Formerly Chief    2000   $ 24,000      0            0                  0             0           0                0
 Executive        1999   $ 24,000      0            0                  0             0           0                0
 Officer (2)


John Tsungfen     2001   $120,000      0            0                  0             0           0                0
 Kuo              2000   $120,000      0            0                  0             0           0                0
Chief             1999   $120,000      0            0                  0             0           0                0
 Technology
 Officer
____________

/(1)/ On October 9, 2000, Mr. Gemino became Chief Executive Officer. Prior to that date, he served as Executive Vice President and Chief Operating Officer. Throughout the most recent fiscal year, Mr. Gemino served as Chief Financial Officer.
/(2)/ Mr. Scott served as Chief Executive Officer until October 9, 2000. Mr. Scott remains Chairman of the Board.

Options/SAR Exercises and Holdings
----------------------------------

     The following table sets forth information with respect to the named executives, concerning the exercise of options and/or limited SARs during the last fiscal year and unexercised options and limited SARs held as of the end of the fiscal year June 30, 2001.

     Aggregated Options/SAR Exercises in Last Fiscal Year and FY-End Options/SAR
Values:

          (a)                   (b)              (c)                  (d)/(1)/                       (e)/(1)(2)/

                                                                Number of Securities             Value of Unexercised
                                                                Unexercised Options/         In-the-Money Options/SARs at
                          Shares Acquired       Value            SARs at FY-End (#)                   FY End ($)
Name                      On Exercise (#)    Realized ($)     Exercisable/Unexercisable        Exercisable/Unexercisable
----                      ---------------    ------------     -------------------------      ----------------------------
Henry Gemino                           ---           ---             270,000/0                         23,750/0

G.L. Scott                             ---           ---              45,000/0                              0/0

John Tsungfen Kuo                      ---           ---             350,000/0                              0/0

___________________

/(1)/ All Options/SARs are in the form of common stock purchase warrants. /(2)/ The value calculations is based on the fair market value of the underlying stock at year end, minus the exercise price.

     There have been no awards of options, stock purchase warrants or SAR's, or any adjustments or amendments to the exercise price of stock options or SARs previously awarded to any of the named executive officers, whether through amendment, cancellation or replacement grants or any other means during the last fiscal year ended June 30, 2001.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In September 1988 at the time Gale D. Burnett first transferred certain technology, know-how and patent rights to the Company, a royalty interest of 4% of all pre-tax profits derived from the technology and know-how thus transferred was granted to Northwood Enterprises, Inc., a family owned company controlled by Mr. Burnett. Northwoods Enterprises subsequently assigned such royalty interest back to Mr. Burnett. In turn, Mr. Burnett, on April 8, 1996, assigned half of this royalty interest (1 3/4%) as follows: to Mr. Henry E. Gemino, Chief Executive Officer, Chief Financial Officer and director (1 1/4%); to Mr. G.L. Scott, Chairman of the Board of Directors (1/2%). This royalty arrangement also applies to all future patent rights and technology developed by Mr. Burnett and assigned to the Company. To date, no royalty payments have been made or earned under the above-described arrangement.

     In March 1996 the Company granted a net pre-tax royalty on profits equal to 1% to Dr. John Kuo in return for his assignment of certain patent rights, technological know-how and proprietary information and trade secrets. The effect of these royalty interests is that a total of 5% of any net pre-tax earnings of the Company derived from the use of said technology developed by Mr. Burnett or Dr. Kuo is subject to distribution as above described. To date, no royalty interest has been earned or distributed.

                        OTHER MATTERS TO BE VOTED UPON

     Management does not know of any other matters to be brought before the meeting. If any other matters not mentioned in the proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to vote such proxy in accordance with their best judgment on such matters.


                         COMPLIANCE WITH SECTION 16(a)
                   UNDER THE SECURITIES EXCHANGE ACT OF 1934

     The Company's executive officers and directors are required to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission as required under provisions of the Securities Exchange Act of 1934. Based solely on the information provided to the Company by individual directors and executive officers, the Company believes that during the last fiscal year all directors and executive officers have complied with applicable filing requirements.

                        INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected KPMG LLP as the independent certified public accountants to audit the financial statements of the Company for its fiscal year ended June 30, 2002. To the knowledge of management, neither such firm nor any of its members has any direct or material indirect financial interest in the Company nor any connection with the Company in any capacity otherwise than as independent accountants.

     A representative of KPMG LLP is expected to be present at the annual meeting of shareholders to answer proper questions and will be afforded an opportunity to make a statement regarding the financial statements.

   Audit Fees.  The Company incurred aggregate fees of $46,500 from KPMG LLP
   ----------
during the fiscal year ended June 30, 2001 for the annual audit and for review of the Company's financial statements included in its Form 10-Qs for the past fiscal year.

   Financial Information Systems Design and Implementation Fees.  The Company
   ------------------------------------------------------------
did not incur any fees from KPMG LLP for information technology services for the past fiscal year.

   All Other Fees.  The Company incurred aggregate fees of $5,000 from KPMG LLP
   --------------
for all other services, including tax management advisory services for the past fiscal year. The Audit Committee has considered whether the non-audit services provided by KPMG LLP are compatible with maintaining the independence of KPMG LLP.

                             STOCKHOLDER PROPOSALS

   Proposals of stockholders intended to be presented at the 2002 annual meeting of Stockholders must be received by the Company on or before June 19, 2002, in order to be eligible for inclusion in the Company's proxy statement and form of proxy. To be so included, a proposal must also comply with all applicable provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

   With respect to stockholder proposals not included in the Company's proxy statement for the 2002 Annual Meeting, the persons named in the Board of Directors' proxy for the 2002 Annual Meeting will be entitled to exercise the discretionary voting power conferred by such proxy under the circumstances specified in Rule 14a-4(c) under the Securities Exchange Act of 1934.

   COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2001, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, CAN BE OPTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY, P.O. BOX 1574, PEARL RIVER, NEW YORK 10965, ATTENTION: HENRY E. GEMINO.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  Henry E. Gemino
                                  Chief Executive Officer

October 12, 2001

                                                                       EXHIBIT A

                         CHARTER OF THE AUDIT COMMITTEE


I.   PURPOSE

     The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance, and ethics; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvements of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

          Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

          Review and appraise the audit efforts of the Corporation's independent accountants and the internal audit function.

          Provide an open avenue of communication among the independent accountants, financial and senior management, the internal audit function, and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

     The Audit Committee shall be composed of two or more directors, each of whom shall be independent directors as that term is defined by the National Association of Securities Dealers (NASD). A director who is not independent according to the NASD definition may be appointed to the Audit Committee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is in the best interests of the Corporation and its shareholders, and the Board discloses in the next annual proxy statement subsequent to the determination the nature of the relationship and the reasons for the determination.

     All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by a majority vote of the full Committee.

III. MEETINGS

     The Committee shall meet at least three times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of internal auditing, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

     Prior to the commencement of the annual audit, the Committee should be advised by management and the external and internal auditors about:

     .  The audit scope and approach;

     .  Special areas needing attention;

     . Significant planned changes in the Corporation's accounting principles, policies, and practices; and

     . Recent developments in accounting principles or reporting practices that may affect the Corporation.

     The Committee should meet annually with the independent auditors and management to review the Corporation's annual financial statements consistent with IV.2 below, and the Committee, or at least its Chair, should meet quarterly with the independent auditors and management to review the Corporation's quarterly report consistent with IV.4 below.

     The Committee shall keep written minutes of its meetings. Copies of such minutes shall be distributed to each member of the Board of Directors and filed by the Secretary of the Corporation in the minute book of the Audit Committee.

IV.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body or the public, including any certification, report, opinion, or review conducted by the independent accountants.

3. Review the regular internal reports to management prepared by the internal auditor and management's response.

4. Review with financial management and the independent accountants the 10-Q report prior to its filing or prior to the public release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accounts when the circumstances warrants.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

Financial Reporting Processes

8. In consultation with the independent accountants and the internal auditor, review the integrity of the Corporation's financial reporting processes, both internal and external.

9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditor.

Process Improvement

11. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants, and the internal auditor regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

12. Following completion of the annual audit, review separately, with each of management, the independent accountants and the internal auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13. Review any significant disagreement among management and the independent accountants or the internal auditor in connection with the preparation of the financial statements.

14. Review with the independent accountants, the internal auditor and management to extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Ethical and Legal Compliance

15. Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

16. Review management's monitoring of the Corporation's compliance with the Ethical Code and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental bodies and the public satisfy legal requirements.

17. Review activities, organizational structure, and qualifications of the internal auditor.

18. Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

19. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

20. Perform any other activities consistent with this Charter, the Corporation's By-Laws and the governing

                          PROFILE TECHNOLOGIES, INC.
                              One Blue Hill Plaza
                                 P. O. Box 1574
                          Pearl River, New York 10965

         PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 13, 2001

  The undersigned having received the Annual Report to the Shareholders and the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement dated October 12, 2001, hereby appoints Henry E. Gemino and G. L. Scott (each with power to act alone and with power of substitution) as proxies and hereby authorizes them to represent and vote, as directed below, all the shares of common stock of Profile Technologies, Inc. held of record by the undersigned on October 9, 2001, at the annual meeting of shareholders to be held on November 13, 2001, and any adjournments thereof.

  (1) ELECTION OF DIRECTORS:      [_] For all nominees below (except as     [_] WITHHOLD AUTHORITY to vote for all
                                      marked to the contrary)                   nominees below
            Henry E. Gemino, G. L. Scott, Murphy Evans, Dr. John Tsungfen Kuo, Charles Christenson, William A. Krivsky

  INSTRUCTION: To withhold authority to vote for any individual nominee, draw a line through or otherwise strike out his name. If authority is not withheld, the execution of this Proxy shall be deemed to grant such authority.

  (2) IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

              [_] FOR          [_] AGAINST      [_] ABSTAIN

                                    (Continued and to be signed on reverse side)

  This proxy, when properly executed, will be voted as directed. Where no direction is given, this proxy will be voted FOR all nominees as director listed above and FOR Proposal 2.
  Any proxy or proxies previously given for the meeting are revoked.

                                          Please sign your name(s) exactly as
                                          shown below. If signer is a
                                          corporation, please sign the full
                                          corporate name by duly authorized
                                          officer. If an attorney, guardian,
                                          administrator, executor, or trustee,
                                          please give full title as such. If a
                                          partnership, please sign in
                                          partnership name by authorized person.

                                          Dated:__________________________, 2001

                                          ______________________________________

                                          ______________________________________

                                          Please complete, date, sign, and
                                          return this proxy promptly in the
                                          enclosed envelope to Profile
                                          Technologies, Inc., One Blue Hill
                                          Plaza, P.O. Box 1574, Pearl River, NY
                                          10965.